EXHIBIT 10.3

AMENDED AND RESTATED GUARANTY

(CityCenter Land)

This Amended and Restated Guaranty (together with any extensions, modifications, renewals, restatements, reaffirmations, supplements or amendments hereof, this “Guaranty”) dated as of January 10, 2011 is made by CityCenter Land, LLC, a Nevada limited liability company (“Guarantor”), in favor of the Beneficiary (as defined below), and is acknowledged by (i) Bank of America, N.A., as Administrative Agent under the Credit Agreement (as defined below), and (ii) Bank of America, N.A., as Collateral Agent under the Collateral Agent Agreement (as defined below). This Guaranty amends, restates and replaces in its entirety the Existing Guaranty (as defined below), and is made with reference to the following facts:

RECITALS

A. Borrower, Administrative Agent and certain Lenders are party to that certain Credit Agreement dated as of October 3, 2008 (as amended from time to time prior to the date hereof, the “Existing Credit Agreement”).

B. In connection with the Existing Credit Agreement, Guarantor entered into that certain Guaranty dated as of October 3, 2008 in favor of the “Beneficiary” defined therein (the “Existing Guaranty”).

C. In connection with the Existing Credit Agreement, Guarantor entered into “Collateral Documents” (as defined in the Existing Credit Agreement), in respect of substantially all of its real, mixed and personal property, in favor of Collateral Agent, who has held such collateral for the equal, ratable and pari passu benefit of (i) the “Beneficiary” (as defined in the Existing Guaranty) to secure the Existing Guaranty and (ii) the other persons entitled to the benefit of such “Collateral Documents.”

D. Borrower, Administrative Agent and certain of the Lenders party to the Existing Credit Agreement desire to amend and restate in its entirety the Existing Credit Agreement, and in connection therewith, require as conditions of the continuing availability of credit facilities to Borrower thereunder that Guarantor (i) enter into this Guaranty to continue to guarantee the Guarantied Obligations as hereinafter provided, and (ii) enter, substantially concurrently herewith, into documents related to the Collateral Documents and to Guarantor’s real, mixed and personal property, in favor of the Collateral Agent, who will hold such collateral for the equal, ratable and pari passu benefit of (i) the Beneficiary (as defined herein) to secure this Guaranty and (ii) the other persons entitled to the benefit of the Collateral Documents.

E. Guarantor expects to continue to realize direct and indirect benefits as the result of the continued availability of the aforementioned credit facilities to Borrower.

F. Guarantor desires to amend and restate in its entirety the Existing Guaranty.

AGREEMENT

NOW, THEREFORE, in order to induce the Lenders to continue to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby represents, warrants, covenants, agrees and guarantees that the Existing Guaranty shall be amended and restated in its entirety as follows:

1. Definitions. This Guaranty is the “Landco Guaranty” referred to in the Credit Agreement and is one of the “Loan Documents.” Terms defined in the Credit Agreement and not otherwise defined in this Guaranty shall have the meanings given those terms in the Credit Agreement and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

“Beneficiary” means Administrative Agent, the Lenders, the Hedge Banks and the Cash Management Banks, and each of them, and any one or more of them and their respective successors in interest.

“Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of the date hereof among Borrower, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent, as at any time amended, modified, supplemented, renewed or extended or successively refinanced.

“Collateral Agent” means Bank of America, N.A., when acting in its capacity as the Collateral Agent under the Collateral Agent Agreement, and any successor to Bank of America, N.A. in that capacity.

“Collateral Agent Agreement” means the Amended and Restated Collateral Agent Agreement dated as of the Closing Date among Borrower, Administrative Agent and Collateral Agent, as at any time extended, modified, renewed, restated, reaffirmed, supplemented or amended.

“Guarantied Obligations” means (a) all Bank Obligations of Borrower under the Credit Agreement and other Loan Documents, whether for principal, interest, fees, expenses or otherwise and (b) all Bank Obligations of Guarantor existing under this Guaranty.

“Subsidiary Guarantors” means Guarantor and each other Restricted Subsidiary who is a guarantor under the Subsidiary Guaranty.

2. Guaranty of Guarantied Obligations. Guarantor hereby, absolutely, irrevocably and unconditionally guarantees and promises to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise. All rights, remedies, privileges and powers of Beneficiary shall be exercised exclusively by Administrative Agent on behalf of the Beneficiary.

3. Nature of Guaranty. This Guaranty is irrevocable and continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection and shall be operative and binding until the Guarantied Obligations shall have been indefeasibly paid and performed in full, the Credit Agreement and the other Loan Documents shall have been terminated and no commitment to extent credit to Borrower remains outstanding under the Credit Agreement.

4. Relationship to Other Agreements. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Credit Agreement or any other Loan

Document that apply to Loan Documents generally are fully applicable to this Guaranty and are incorporated herein by this reference. Guarantor hereby irrevocably appoints Borrower as its agent for the purpose of receiving notices hereunder and under each of the other Loan Documents and agrees that Guarantor shall be deemed to have conclusively received any such notice when received by Borrower in accordance with Section 10.02 of the Credit Agreement.

5. Subordination of Indebtedness of Borrower to Guarantor to the Guarantied Obligations. Guarantor agrees that:

(a) Any indebtedness of Borrower now or hereafter owed to Guarantor is hereby subordinated to the Guarantied Obligations.

(b) If Beneficiary so requests, upon the occurrence and during the continuance of any Event of Default, any such indebtedness of Borrower now or hereafter owed to Guarantor shall be collected, enforced and received by Guarantor as trustee for Beneficiary and shall be paid over to Beneficiary in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of Guarantor under the other provisions of this Guaranty.

(c) Should Guarantor fail to collect or enforce any such indebtedness of Borrower now or hereafter owed to Guarantor and pay the proceeds thereof to Beneficiary in accordance with Section 5(b) hereof, Beneficiary as Guarantor’s attorney-in-fact may do such acts and sign such documents in Guarantor’s name as Beneficiary considers necessary or desirable to effect such collection, enforcement and/or payment.

6. Statutes of Limitations and Other Laws. Until the Guarantied Obligations shall have been indefeasibly paid and performed in full, the Credit Agreement and the other Loan Documents shall have been terminated and no commitment to extend credit to Borrower remains outstanding under the Credit Agreement, all the rights, privileges, powers and remedies granted to Beneficiary hereunder shall continue to exist and may be exercised by Beneficiary at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, each to the maximum extent permitted by applicable Laws.

7. Waivers and Consents. Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of Persons other than Guarantor and, in full recognition of that fact, consents and agrees that each of Beneficiary and Collateral Agent, as applicable, may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including, without limitation, any increase or decrease of the rate(s) of interest thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Transaction Documents to which Guarantor is not a party or any additional security or guaranties, or any, condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Transaction Documents or the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Beneficiary or

Collateral Agent, as applicable, in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to Beneficiary or Collateral Agent, as applicable, or by operation of applicable Laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (i) consent to the merger, change or any other restructuring or termination of the organizational existence of Borrower, Guarantor or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

Upon the occurrence and during the continuance of any Event of Default, Beneficiary may enforce this Guaranty, except to the extent prohibited by applicable Law, independently of any other remedy or security Beneficiary or Collateral Agent, as applicable, at any time may have or hold in connection with the Guarantied Obligations. Guarantor expressly waives any right to require Beneficiary or Collateral Agent to marshal assets in favor of Borrower or any other Person, and agrees that each of Beneficiary and Collateral Agent, as applicable, may proceed against Borrower or any other Person, or upon or against any security or remedy, before proceeding to enforce this Guaranty, in such order as Borrower or Collateral Agent, as applicable, shall determine in its sole and absolute discretion. Beneficiary and Collateral Agent, as applicable, each may file a separate action or actions against Borrower, Guarantor or any other Loan Party without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantor agrees that each of Beneficiary, Collateral Agent and Borrower and any Affiliates of Borrower may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting this Guaranty or any security for this Guaranty. Beneficiary’s rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by Beneficiary upon the bankruptcy, insolvency or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of Beneficiary and Collateral Agent created or granted herein and the enforceability of this Guaranty with respect to Guarantor at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other guarantor or surety and whether or not Borrower shall have any personal liability with respect thereto. Except to the extent Guarantor is prohibited from waiving pursuant to applicable Law, Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of: (a) any disability or other defense of Borrower with respect to the Guarantied Obligations; (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations; (c) the cessation for any cause whatsoever of the liability of Borrower (other than by reason of the full indefeasible payment and performance of all Guarantied Obligations); (d) any failure of Beneficiary or Collateral Agent to marshal assets in favor of Borrower or any other Person; (e) any failure of Collateral Agent to give notice of sale or other disposition of Collateral to Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral; (f) any failure of Collateral Agent to comply with applicable Laws in connection with the sale or other disposition of any Collateral or other security for any Guarantied Obligation, including without limitation, any failure of Collateral Agent to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Guarantied Obligation; (g) any act or omission of Beneficiary, Collateral Agent or others that directly or indirectly results in or aids the discharge or release of Borrower or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise; (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (i) any failure of Beneficiary or Collateral Agent to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (j) the election by Beneficiary or Collateral Agent, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (n) the avoidance of any Lien in favor of Collateral Agent or Beneficiary for any reason; (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding; (p) the benefits of any provision of applicable “one-action” or similar statutes, including, without limitation, to the extent permitted in paragraphs 40.495(2) and 40.495(4) of the Nevada Revised Statutes (“NRS”), the benefits of the one-action rule under NRS Section 40.430; or (q) any action taken by Beneficiary or Collateral Agent that is authorized by this Section or any other provision of any Transaction Documents. Guarantor expressly waives any benefit of and any right to participate in any security now or hereafter held by Beneficiary or Collateral Agent. Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations.

8. Condition of Borrower and its Subsidiaries. Guarantor represents and warrants to Beneficiary that Guarantor has established adequate means of obtaining from Borrower and Borrower’s Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and Borrower’s Subsidiaries and their Properties, and Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and Borrower’s Subsidiaries and their Properties. Guarantor hereby expressly waives and relinquishes any duty on the part of Beneficiary or Collateral Agent (should any such duty exist) to disclose to Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or Borrower’s Subsidiaries and their Properties, whether now known or hereafter known by Beneficiary during the life of this Guaranty. With respect to any of the Guarantied Obligations, Beneficiary need not inquire into the powers of Borrower or any of Borrower’s Subsidiaries or the officers or employees acting or purporting to act on their behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

9. Liens on Real Property; Additional Waivers. Guarantor authorizes each of Collateral Agent and Beneficiary, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Guarantied Obligations of Guarantor, the enforceability of this Guaranty, or the validity or enforceability of any Liens of Collateral Agent or Beneficiary on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale, except to the extent prohibited by applicable Law. Guarantor expressly waives any defenses to the enforcement of this Guaranty and any rights of Beneficiary or Collateral Agent created or granted hereby or to the recovery by Beneficiary or Collateral Agent against Borrower, Guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Guarantor or may preclude Guarantor from obtaining reimbursement or contribution from Borrower or any other

Person. Guarantor expressly waives any defenses or benefits that may be derived from NRS Section 40.430 and judicial decisions relating thereto, any comparable provisions of the Laws of any other jurisdiction and all other suretyship defense it might otherwise have under applicable Law, except to the extent Guarantor is prohibited from waiving such defenses or benefits pursuant to applicable Law. Guarantor expressly waives to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments, except to the extent Guarantor is prohibited from waiving such rights pursuant to applicable Law, and Guarantor’s or any other Person’s failure to receive any such notice shall not impair or affect Guarantor’s Obligations or the enforceability of this Guaranty or any rights of Beneficiary or Collateral Agent created or granted hereby.

10. Waiver of Rights of Subrogation. Notwithstanding anything to the contrary elsewhere contained herein (other than Section 15 below) or in any other Transaction Document to which Guarantor is a party, Guarantor hereby expressly waives with respect to Borrower and Borrower’s successors and assigns (including any surety) and any other Person which is directly or indirectly a creditor of Borrower or any surety for Borrower, any and all rights at Law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against Borrower or any other such Person in connection with or as a result of Guarantor’s execution, delivery and/or performance of this Guaranty or any other Transaction Document to which Guarantor is a party. Guarantor agrees that it shall not have or assert any such rights against Borrower or Borrower’s successors and assigns or any other Person (including any surety) which is directly or indirectly a creditor of Borrower or any surety for Borrower, either directly or as an attempted setoff to any action commenced against Guarantor by Borrower (as borrower or in any other capacity), Beneficiary or any other such Person. Guarantor hereby acknowledges and agrees that this waiver is intended to benefit Borrower, Beneficiary and Collateral Agent and shall not limit or otherwise affect Guarantor’s liability hereunder, under any other Transaction Document to which Guarantor is a party, or the enforceability hereof or thereof.

11. Understandings With Respect to Waivers and Consents. Guarantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, Beneficiary or others, or against any Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable Law, this Guaranty and such waivers and consents shall be effective to the maximum extent permitted by Law.

12. Representations and Warranties. Guarantor hereby makes each and every representation and warranty set forth in Article V of the Credit Agreement which is applicable to Guarantor as if set forth herein. Without limiting the foregoing, Guarantor hereby represents and warrants that: (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect.

13. Costs and Expenses. Guarantor agrees to pay to Beneficiary all costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Beneficiary in the enforcement or attempted enforcement of this Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys’ fees and disbursements (including the allocated cost of legal counsel employed by Beneficiary), incurred or paid by Beneficiary in exercising any right, privilege, power or remedy conferred by this Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to Beneficiary by Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Credit Agreement.

14. Construction of this Guaranty. This Guaranty is intended to give rise to absolute and unconditional obligations on the part of Guarantor; hence, in any construction hereof, notwithstanding any provision of any Transaction Document to the contrary, this Guaranty shall be construed strictly in favor of Beneficiary in order to accomplish its stated purpose.

15. Contribution Rights. Guarantor agrees that as among itself and the other Subsidiary Guarantors that each Subsidiary Guarantor shall have a right of contribution from each other Subsidiary Guarantor; provided that such right of contribution and any and all claims of any Subsidiary Guarantor against any other Subsidiary Guarantor, any endorser or against any of their property shall be junior and subordinate in right of payment to the prior final payment in cash in full of all of the Guarantied Obligations, and the Subsidiary Guarantors shall not take any action to enforce such right of contribution, and the Subsidiary Guarantors shall not accept any payment in respect of such right of contribution, until the Guarantied Obligations shall have been indefeasibly paid and performed in full, the Credit Agreement and the other Loan Documents shall have been terminated and no commitment to extent credit to Borrower remains outstanding under the Credit Agreement.

The preceding paragraph is intended only to define the relative rights of the Subsidiary Guarantors among themselves, and nothing set forth therein is intended to or shall impair the obligations of any of the Subsidiary Guarantors to pay any amounts to Beneficiary as and when the same shall become due and payable.

16. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA.

(b) SUBMISSION TO JURISDICTION. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEVADA SITTING IN CLARK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE DISTRICT OF NEVADA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS

GUARANTY OR ANY OTHER TRANSACTION DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEVADA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, COLLATERAL AGENT OR ANY BENEFICIARY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT AGAINST GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT AND GUARANTOR IRREVOCABLY CONSENTS TO SERVICE TO IT AT THE ADDRESS OF BORROWER DESCRIBED THEREIN. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

17. Severability. Wherever possible, each provision of this Guaranty will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. Consistent with the foregoing, and notwithstanding any other provision of this Guaranty to the contrary, in the event that any action or proceeding is brought in whatever form and in whatever forum seeking to invalidate Guarantor’s obligations under this Guaranty under any fraudulent conveyance, fraudulent transfer theory, or similar avoidance theory, whether under state or federal law, Guarantor, automatically and without any further action being required of Guarantor, Administrative Agent, any Lender or any other Beneficiary, shall be liable under this Guaranty only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by Guarantor under any guaranty of the Guarantied Obligations (or any portion thereof) at the time of the execution and delivery of the Existing Guaranty (or, if such date is determined not to be the appropriate date for determining the enforceability of Guarantor’s obligations hereunder for fraudulent conveyance or transfer (or similar avoidance) purposes, on the date determined to be so appropriate) without rendering such a hypothetical guaranty voidable under applicable law relating to fraudulent conveyance, fraudulent transfer, or any other grounds for avoidance (such highest amount determined hereunder being

Guarantor’s “Maximum Guaranty Amount”), and not for any greater amount, as if the stated amount of this Guaranty as to Guarantor had instead been the Maximum Guaranty Amount. This Section is intended solely to preserve the rights of Administrative Agent, the Lenders and the other Beneficiaries under this Guaranty to the maximum extent not subject to avoidance under applicable law, and neither Guarantor nor any other person or entity shall have any right or claim under this Section with respect to the limitation described in this Guaranty, except to the extent necessary so that the obligations of Guarantor under this Guaranty shall not be rendered voidable under applicable law.

18. Amendment, Restatement, and Continuation of Existing Guaranty. Guarantor irrevocably acknowledges and confirms that: (a) this Guaranty constitutes an amendment, restatement and uninterrupted continuation of the Existing Guaranty, (b) Guarantor’s obligations hereunder were first incurred to the extent set forth therein upon the initial execution and delivery of the Existing Guaranty, (c) nothing contained in the Credit Agreement or in any other Loan Document involving Borrower impairs or otherwise adversely affects or shall be deemed to have impaired or to have otherwise adversely affected any of Guarantor’s obligations under the Existing Guaranty as amended and restated herein, (d) such guaranty, as amended and restated herein, otherwise remains in full force and effect, (e) Guarantor hereby reaffirms and ratifies the Existing Guaranty, as amended and restated herein, in each and every respect, and (f) this Guaranty constitutes Guarantor’s valid and binding obligations.

19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

20. Counterparts. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first written above.

GUARANTOR:

CITYCENTER LAND, LLC, a Nevada limited liability company

By:	CityCenter Holdings, LLC,
a Delaware limited liability company, its sole member

	By:	Project CC, LLC, a Nevada limited liability company its managing member

		By:	/s/ William M. Scott IV
William M. Scott IV, Authorized Representative

IN WITNESS WHEREOF, the undersigned has acknowledged this Guaranty by its duly authorized officer as of the date first written above.

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A. a national banking association, as Administrative Agent

By:	/s/ Maurice E. Washington
Name:	Maurice E. Washington
Title:	Vice President

IN WITNESS WHEREOF, the undersigned has acknowledged this Guaranty by its duly authorized officer as of the date first written above.

COLLATERAL AGENT:

BANK OF AMERICA, N.A. a national banking association, as Collateral Agent

By:	/s/ Maurice E. Washington
Name:	Maurice E. Washington
Title:	Vice President